UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 2, 2007

HEALTHCARE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32587	20-2726770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2116 Financial Center 666 Walnut Street Des Moines, Iowa	50309
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(515) 244-5746

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01 Other Events.

On August 2, 2007, Healthcare Acquisition Corp. announced that it convened and then adjourned without conducting any business, its special meeting of stockholders until August 3, 2007, at 10 a.m. (New York Time). A copy of the press release for such announcement is attached to this Report as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d)

Name	Description

Exhibit 99.1	Press Release dated August 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2007	HEALTHCARE ACQUISITION CORP.

	By:	/s/ Matthew P. Kinley
Matthew P. Kinley President